UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2017

MATCH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37636 (Commission File Number)	26-4278917 (IRS Employer Identification No.)

8750 North Central Expressway, Suite 1400
Dallas, TX 75231
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 576-9352

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described in Item 5.07 below, on May 19, 2017, at the annual meeting of stockholders (the “2017 Annual Meeting”) of Match Group, Inc. (hereinafter referred to as “Match Group” or the “Company”), the Company’s stockholders approved the Match Group, Inc. 2017 Stock and Annual Incentive Plan (the “2017 Stock Plan”).
A summary of the terms of the 2017 Stock Plan is set forth under Proposal 2 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2017. That summary of the 2017 Stock Plan is qualified in its entirety by reference to the 2017 Stock Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 19, 2017, the 2017 Annual Meeting of Match Group was held. Stockholders present in person or by proxy, representing 41,395,150 shares of Match Group common stock (entitled to one vote per share) and 209,919,402 shares of Match Group Class B common stock (entitled to ten votes per share), voted on the following matters:
1.    Election of Directors—stockholders elected the following eleven directors of the Company to hold office until the next annual meeting of stockholders or until their successors have been duly elected and qualified. Stockholders eligible to vote voted as follows:

	Number of Votes Cast in Favor	Number of Votes for Which Authority was Withheld
Gregory R. Blatt	2,120,879,440	12,210,287
Sonali De Rycker	2,126,224,645	6,865,082
Joseph Levin	2,119,897,561	13,192,166
Ann L. McDaniel	2,126,227,948	6,861,779
Thomas J. McInerney	2,130,978,530	2,111,197
Glenn H. Schiffman	2,120,785,442	12,304,285
Pamela S. Seymon	2,126,233,588	6,856,139
Alan G. Spoon	2,125,688,192	7,401,535
Mark Stein	2,121,011,046	12,078,681
Gregg Winiarski	2,121,015,079	12,074,648
Sam Yagan	2,121,010,606	12,079,121
In addition to the votes cast and withheld for each director nominee described above, there were 7,449,443 broker non-votes with respect to each director nominee.

2.    The 2017 Stock and Incentive Plan Proposal—stockholders approved the Match Group, Inc. 2017 Stock and Annual Incentive Plan. Stockholders eligible to vote voted as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
2,109,911,065	23,153,853	24,809
In addition to the votes cast for, votes cast against and absentions described above, there were 7,449,443 broker non-votes with respect to the 2017 Stock and Incentive Plan Proposal.
3.    The Auditor Ratification Proposal—stockholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ended December 31, 2017. Stockholders eligible to vote voted as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
2,140,434,308	101,601	53,261
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1	Match Group, Inc. 2017 Stock and Annual Incentive Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATCH GROUP, INC.

By:	/s/ Gary Swidler
Gary Swidler
Chief Financial Officer

Date: May 24, 2017

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Match Group, Inc. 2017 Stock and Annual Incentive Plan